June 28, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

                        Re:       T. Rowe Price Tax-Exempt Money Fund, Inc.

                                    File Nos. 002-67029,  811-3055

                                    Post-Effective Amendment No. 47

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/ Margery K. Neale

Margery K. Neale

June 28, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

                        Re:       T. Rowe Price Tax-Free High Yield Fund, Inc.

                                    File Nos. 002-94641,  811-4163

                                    Post-Effective Amendment No. 33

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/ Margery K. Neale

Margery K. Neale

June 28, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

                        Re:       T. Rowe Price Tax-Free Income Fund, Inc.

                                    File Nos. 002-57265,  811-2684

                                    Post-Effective Amendment No. 58

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/ Margery K. Neale

Margery K. Neale

June 28, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

                        Re:       T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

                                    File Nos. 002-87059,  811-3872

                                    Post-Effective Amendment No. 39

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/ Margery K. Neale

Margery K. Neale